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                                                                EXHIBIT 10.5


                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (hereinafter this "Agreement") is made and entered into this 6th day of June, 1997, by and between BHP Acquisition Company, Inc. (hereinafter "Pledgor"), a New York corporation and subsidiary of Coastal Physician Group, Inc. (hereinafter "Coastal"), and NPF X, Inc., an Ohio corporation (hereinafter "Pledgee").

                             BACKGROUND INFORMATION

         A. Coastal and Pledgee entered into that certain Loan and Security Agreement dated as of June 6, 1997 (hereinafter the "Loan Agreement"), as further evidenced by that certain Promissory Note made by Coastal payable to Pledgee and dated as of June 6, 1997 (hereinafter the "Note"), whereby Pledgee loaned to Coastal working capital loans and certain other sums in order to facilitate the issuance to Coastal and its subsidiaries, including Pledgor, of certain letters of credit (collectively referred to hereinafter as the "Loans"), all pursuant to and as more specifically set forth in the Loan Agreement and the Note;

         B. Pledgor, directly and as a subsidiary of Coastal, derives material benefit and valuable consideration as a result of the transactions contemplated pursuant to the Loan Agreement and the Note; and

         C. In order to induce Pledgee, among other inducements, to enter into the Loan Agreement and the Note, Pledgor has agreed to pledge to Pledgee as security for Coastal's and its subsidiaries, including Pledgor's, payment and/or other obligations under the Loan Agreement and the Note, all of Pledgor's right, title and interest in, to and under the BHP Stock, as such term is hereinafter defined.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties agrees as follows:

         1. Certain Definitions. As used herein, the term "BHP Stock" shall mean 100% of the issued and outstanding common and preferred stock, now owned or at any time hereunder acquired by the Pledgor, of Better Health Plan, Inc., a New York corporation, which BHP Stock is more specifically identified and set forth on Exhibit A attached hereto which is incorporated in its entirety herein by this reference.



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              The Pledgor represents and warrants, as to the BHP Stock owned by the Pledgor and required to be pledged hereunder, that on the date hereof (i) the BHP Stock consists of the number and type of shares of the capital stock of Better Health Plan, Inc. as described in Exhibit A; (ii) such BHP Stock constitutes that percentage of the issued and outstanding capital stock of Better Health Plan, Inc. as is set forth in Exhibit A; and (iii) the Pledgor is the holder of record and sole beneficial owner of the BHP Stock, and there exist no warrants, options, preemptive rights or other rights or restrictions in favor of third parties in respect of any of the BHP Stock other than as evidenced by this Agreement, that certain Settlement Agreement by and among James K. Gordon, John A. McCully, Vivian Gallagher, and Michael W. Moskowitz (collectively as "Plaintiffs"), and Coastal, Pledgor and Better Health Plan, Inc., (collectively as "Defendants"), dated as of June 6, 1997 (hereinafter the "Settlement Agreement"), and that certain Pledge Agreement by and among Pledgor and Plaintiffs, dated as of June 6, 1997 (hereinafter the "Plaintiffs' Pledge Agreement").

         2. Pledge of BHP Stock. To secure the Secured Obligations of Coastal and its subsidiaries, including Pledgor, Pledgor herewith (i) delivers to Pledgee the BHP Stock owned by the Pledgor on the date hereof, together with the certificate(s) representing the BHP Stock, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee; and (ii) grants a security interest in the BHP Stock to Pledgee.

         3. Additional Stock. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional stock of Better Health Plan, Inc. (or certificates or instruments representing such stock) at any time or from time to time after the date hereof, such stock shall be automatically deemed to be BHP Stock and to be pledged to the Pledgee pursuant to Section 2 of this Agreement, and the Pledgor will deposit such BHP Stock (or certificates or instruments representing the BHP Stock) as security with the Pledgee and deliver to the Pledgee any certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee.

              Notwithstanding anything to the contrary contained herein, if any BHP Stock (whether now owned or hereafter acquired) are "uncertificated securities" within the meaning of the applicable Uniform Commercial Code or are otherwise not evidenced by any stock certificate or similar certificate or instrument, the Pledgor will promptly notify the Pledgee thereof and will promptly take all actions required to perfect the security interest of the Pledgee under applicable law, including, as applicable, under Article 8 or 9 of the applicable Uniform Commercial Code. The Pledgor further agrees to take such actions as the Pledgee reasonably deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated BHP Stock promptly upon request of the Pledgee.

         4. Secured Obligations. This Agreement is made by the Pledgor for the benefit of the Pledgee to secure:



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               (i)   the full and prompt payment to the Pledgee, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the obligations of Coastal and its subsidiaries, including Pledgor, including, without limitation, all principal of and interest on the Loans (including, to the greatest extent permitted by law, interest accruing after the filing of a petition or commencement of a case by or with respect to Coastal, its subsidiaries or the Pledgor seeking relief under any bankruptcy or insolvency laws, regardless of whether a claim for any such interest is allowed against Coastal, its subsidiaries or the Pledgor in any such proceeding);

               (ii) any and all sums advanced by the Pledgee in order to preserve the BHP Stock or to preserve its security interest in the BHP Stock; and

               (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Coastal, its subsidiaries or the Pledgor referred to in clauses (i) and (ii) above, after an Event of Default (such term to mean and include, for purposes of this Agreement, any "Event of Default" within the meaning of the Loan Agreement and the Note) shall have occurred and be continuing, the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the BHP Stock, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iii) of this Section, are collectively referred to hereinafter as the "Secured Obligations."

          5. Representations/Warranties. Pledgor represents, warrants and agrees that (a) it has the power to execute this Agreement and to carry out all of the terms, covenants and provisions contained herein; (b) no person, firm or entity has any rights to purchase or acquire the BHP Stock other than as set forth in the Settlement Agreement and Plaintiffs' Pledge Agreement; (c) the BHP Stock is duly issued, fully paid and nonassessable; (d) Pledgor owns the BHP Stock free and clear of any and all liens, charges or encumbrances thereon or affecting the title thereto, except encumbrances created by this Agreement, the Settlement Agreement and Plaintiffs' Pledge Agreement; (e) Pledgor has good right and lawful authority to assign, transfer and deliver the BHP Stock to Pledgee, as hereinabove provided, and will warrant and defend the title thereto, and the security interest therein, conveyed to Pledgee by this Agreement, against the claims of all persons whomsoever and wheresoever situated; (f) Pledgor will not withdraw as a shareholder, partner, joint venturer or investor in Better Health Plan, Inc., file or pursue any action that may cause a dissolution or liquidation of Better Health Plan, Inc. or seek any partition or similar relief in respect thereof; (g) Pledgor will not sell, assign or transfer and will not pledge, hypothecate, mortgage or otherwise encumber any right or rights with respect to the BHP Stock or any rights or interests thereunder absent the express written consent of Pledgee and Pledgee hereby consents to the Settlement Agreement and Plaintiffs' Pledge Agreement; and (h) Pledgor will not agree to do or cause to be done any of the foregoing, in a manner that would have the effect of impairing the position or interests of the Pledgee.



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          6.   Holding of Collateral. Pledgee shall hold the BHP Stock as security for the Secured Obligations and other obligations of Coastal and its subsidiaries, including Pledgor, under the Loan Agreement and the Note, and shall not at any time dispose of any of the BHP Stock or further encumber the same except as is herein otherwise provided. Except for treatment of the BHP Stock in its possession in a manner substantially equivalent to that which the Pledgee, in its individual capacity, accords its own property of a similar nature, and the account for moneys actually received by it hereunder, the Pledgee shall have no duty as to any BHP Stock or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the BHP Stock. The Pledgee shall not be liable to the Pledgor for any loss or damage sustained by it, or for any loss, damage, depreciation or other diminution in the value of any of the BHP Stock that may occur as a result of or in connection with or that is in any way related to any exercise by the Pledgee of any right or remedy under this Agreement or any other act or failure to act on the part of the Pledgee, except to the extent that the same is caused by its own gross negligence or willful misconduct.

          7. Dividends/Distributions. So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to receive all cash dividends or distributions payable in respect of the BHP Stock, provided, that all cash dividends or distributions payable in respect of the BHP Stock in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of Coastal, its subsidiaries, the Pledgor or Better Health Plan, Inc. (other than any such transaction permitted by the Loan Agreement and the Note) that are determined by the Pledgee, in its sole and absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the BHP Stock (unless such cash dividends are applied to the repayment of the Secured Obligations). The Pledgee also shall be entitled to receive directly, and to retain as part of the BHP Stock:

               (i) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the BHP Stock;

               (ii) all other or additional stock or other securities or property (including cash, unless applied to the repayment of the Secured Obligations) paid or distributed in respect of the BHP Stock by way of stock split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (iii) all other or additional stock or other securities or property (including cash, unless applied to the repayment of the Secured Obligations) paid or distributed in respect of the BHP Stock by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than any such transaction permitted by the Loan Agreement and the Note).

               Nothing contained in this Section shall limit or restrict in any way the Pledgee's right to receive proceeds of the BHP Stock in any form in accordance with this Agreement. All dividends, distributions or other payments that are received by the Pledgor contrary to the




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provisions of this Section and Section 9 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as collateral in the same form as so received (with any necessary endorsements).

          8. Voting. So long as no Event of Default has occurred and is continuing, the Pledgor shall be entitled to vote any and all BHP Stock owned by it, and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast, nor any consent, waiver or ratification given or any action taken, nor any other action taken or fail to be taken, that would, or could reasonably be excepted to, violate or be inconsistent with any of the terms of this Agreement, the Loan Agreement or the Note, or have the effect of impairing the position or interests of the Pledgee. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease immediately upon the occurrence and at all times during the continuance of an Event of Default.

          9. Remedies Upon Event of Default. In case an Event of Default shall have occurred and be continuing, the Pledgee shall have all rights and privileges of the holder of record of the BHP Stock and the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, or by law, including all the rights and remedies of a secured party under the applicable Uniform Commercial Code) for the protection and enforcement of its rights in respect of the BHP Stock, and shall be entitled, in particular (but without limitation of the foregoing), to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

               (i) Pledgee may, at its election, declare the entire amount of the Loan Agreement and the Note then outstanding due and payable at once;

               (ii) to receive all amounts payable in respect of the BHP Stock otherwise payable under Section 7 to the Pledgor;

               (iii) to transfer all or any part of the BHP Stock into the Pledgee's name or the name of its nominee or nominees;

               (iv) to vote all or any part of the BHP Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the BHP Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby constituting and appointing the Pledgee as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, which power, being coupled with an interest, is irrevocable for so long as the Loan Agreement, the Note and this Agreement shall be in effect); and

               (v) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the BHP Stock, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other




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          property, for immediate or future delivery without any assumption of credit risk, and to adjourn the same from time to time, and for such price or prices and on such terms as the Pledgee in its sole and absolute discretion may determine to be commercially reasonable; provided, that, unless the BHP Stock threatens to decline speedily in value, there shall be given to the Pledgor at least ten (10) days' notice of the time and place of any such public sale or the time after which any private sale may be made. The Pledgor hereby waives and releases, to the fullest extent permitted by law, any right or equity of redemption with respect to the BHP Stock, whether before or after sale hereunder, and all rights, if any, of marshaling the BHP Stock and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the BHP Stock so sold free from any such right or equity of redemption, and the Pledgee shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the BHP Stock, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any BHP Stock payable by the Pledgee at such sale. The Pledgee shall not be liable for failure to collect or realize upon any or all of the BHP Stock or for any delay in so doing, nor shall the Pledgee be under any obligation to take any action whatsoever with regard thereto.

               (vi) apply proceeds of disposition of the BHP Stock available for satisfaction of Coastal's, its subsidiaries' or the Pledgor's indebtedness in any order of preference which the Pledgee, in its sole discretion, chooses, and to the extent there is a deficiency in the proceeds of disposition of the BHP Stock, the Pledgee shall collect such deficiency from the Pledgor and to the extent there are excess proceeds from the disposition of the BHP Stock, the Pledgee shall pay to any other pledgee or secured party, if any, an amount necessary in order to satisfy such obligations and shall pay any amount remaining to the Pledgor.

               The Pledgor agrees to sign, execute or endorse any and all documents or instruments necessary to effect foreclosure of the pledge contemplated herein.

          10. Event of Default. For purposes of this Agreement, each of the following shall be deemed an "Event of Default":

          (a) the occurrence of an Event of Default under the Loan Agreement or the Note;

          (b) failure of the Pledgor to perform any of the terms of this Agreement including, without limitation, any attempt of the Pledgor to transfer any beneficial interest in the BHP Stock not permitted hereby; or

          (C) any representation or warranty made by Coastal, its subsidiaries or Pledgor in this Agreement or in any other agreement or assignment entered into in connection with the Loan Agreement, the Note or in any report, certificate, financial statement or other instrument furnished in connection with the Loan Agreement,





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               the Note or this Agreement shall prove to be false or misleading in any material respect.

          11. Attorney-in-Fact. While any Event of Default exists and is continuing, the Pledgor hereby irrevocably appoints the Pledgee its lawful attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Pledgee or otherwise, and with full power of substitution in the premises, from time to time in the Pledgee's reasonable discretion (but subject to the rights of the Pledgor under Sections 7 and 8) to take any action and to execute any instrument that the Pledgee may reasonably deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

               (i) to ask, demand, collect, sue for, recover, compound, compromise, settle, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Loan Agreement or the Note, the BHP Stock or any other collateral for the Loan Agreement and the Note;

               (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above;

               (iii) to file any claims or take any action or institute any proceedings that the Pledgee may deem necessary or desirable for the collection of any of the BHP Stock or otherwise to enforce the rights of the Pledgee with respect to any of the BHP Stock; and

               (iv) to perform the affirmative obligations of the Pledgor under this Agreement;

and, in the case of each of clauses (i) through (iv) above, the Pledgee shall use its best efforts to give the Pledgor notice of any action taken by it in accordance with this Section as soon as practicable after such action is taken; provided, however, that the failure to give any such notice shall not in any way impair the authority of the Pledgee pursuant to this Section or the validity of any action taken by the Pledgee pursuant hereto, or result in any liability on the part of the Pledgee to Coastal, its subsidiaries, Pledgor or Better Health Plan, Inc. The exercise by the Pledgee of any of its rights pursuant to this Section shall not create any further obligation on the part of the Pledgee to exercise any other rights hereunder or to take any other or future action in respect thereof. The power of attorney granted under this Section, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect.

          (c) If the Pledgor fails to perform any agreement contained herein after written request to do so by the Pledgee, the Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgor pursuant to Section 13.

          12. Delay Not Waiver. Pledgee may delay exercising or omit to exercise any right or remedy under this Agreement without waiving that or any other past, present or future right or remedy except in writing signed by Pledgee.



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          13.   Indemnification. The Pledgor agrees to indemnify and hold
harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities of every kind or nature, and to reimburse the Pledgee for all costs and expenses (including, without limitation, reasonable attorneys' fees), arising out of or resulting from this Agreement or the exercise by the Pledgee of any interests, rights or remedies granted hereunder, provided, that the Pledgee shall not be entitled to indemnification pursuant to this Section for claims, demands, losses, judgments and liabilities to the extent caused by its gross negligence or willful misconduct. In no event shall the Pledgee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

          14. Additional Acts. The Pledgor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as the Pledgee may at any time reasonably request to protect, assure or enforce its interests, rights and remedies created by, provided in or emanating from this Agreement.

          15. Payment/Retransfer. Upon the payment of the entire amount of the principal and interest required by the terms of the Loan Agreement and the Note, the Pledgee shall retransfer the BHP Stock to the Pledgor unless the BHP Stock has been previously transferred to another pledgee or secured party with the prior express written consent of the Pledgee.

          16. Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto, their personal representatives, successors and assigns.

          17. Modification/Termination/Amendment. This Agreement shall not be changed, modified, terminated, canceled or amended except by a writing signed by all of the parties hereto.

          18. Governing Law. This Agreement shall be construed in accordance with the laws of Ohio. The parties hereto agree that any action concerning, relating to, or involving this Agreement must be venued in Franklin County, Ohio, and the parties hereby consent to the jurisdiction of the courts in said county.

          19. Headings. The headings and captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision thereof.

          20. Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute a binding and enforceable agreement with respect to each party. Facsimile signatures shall be binding upon the parties hereto.



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          21.   Severability. The invalidity of any provision or provisions of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid provisions were omitted.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by its duly authorized officer as of the date first above written.


PLEDGOR:                                             PLEDGEE:

BHP ACQUISITION COMPANY, INC.                        NPF X, INC.

By: /s/ Steven M. Scott, M.D.                        By: /S/ Lance K. Poulson
-----------------------------                        ------------------------
Name:   Steven M. Scott, M.D.                        Name:   Lance K. Poulsen
Title:  Senior Executive Vice President              Title:  Chairman




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